UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2018

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02   Results of Operations and Financial Condition.

On November 19, 2018, Egalet Corporation (the “Company”) issued a press release announcing its financial results for its third quarter ended September 30, 2018. A copy of that press release and the attached financial schedules are attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in this Item 2.02 (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2018, the Board of Directors of the Company appointed Barbara Carlin, who is currently Chief Accounting Officer of the Company, as the Company’s principal financial officer. Ms. Carlin, aged 44, has served as our Senior Vice President since March 2018 and our Chief Accounting Officer since January 2016. She served as our Vice President from January 2014 to March 2018 and as our consultant from September 2013 to December 2013. Prior to joining us, Ms. Carlin was Finance Director at Sobi North America, a company focused on developing and commercializing rare disease treatments, from February 2012 to August 2013. She has held leadership positions at several biotechnology and specialty pharmaceutical companies including Topaz Pharmaceuticals Inc., moksha8 Pharmaceuticals, Inc., Genaera Corporation and Vicuron Pharmaceuticals, Inc. She began her career in accounting at Deloitte and Touche LLP. Ms. Carlin’s Employment Agreement was filed as Exhibit 10.24 to the Company’s 2017 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2018.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 19, 2018, announcing financial results for the third quarter ended September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2018	Egalet Corporation

	By:	/s/ Robert S. Radie
Name: Robert S. Radie
Title: Chief Executive Officer